SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 Date of Report
                                February 7, 1996





                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)




             1-5426                        61-0505332
    (Commission File Number)    (IRS Employer Identification No.)

4360 Brownsboro Road, Suite 300, Louisville, Kentucky                   40207
     (Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                  502/893-4600



ITEM 7.   Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.                   Exhibit

               16 Letter regarding change in certifying accountant of the Registrant from KPMG Peat Marwick LLP


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THOMAS INDUSTRIES INC.
                                   (Registrant)


                              By /s/ Phillip J. Stuecker
                                   Phillip J. Stuecker, Vice President of
                                   Finance, Chief Financial Officer, and
                                   Secretary

Dated:  February 19, 1996

                                  Exhibit Index


Exhibit No.

16 Letter regarding change in certifying accountant of the Registrant from KPMG Peat Marwick LLP